UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2007
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE	0001-338613	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1700 Pacific, Suite 2900
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 750-1771
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On May 15, 2007, Regency Energy Partners LP (“Regency” or the “Partnership”) issued a press release announcing its financial results for the quarter ended March 31, 2007. A copy of the press release and its accompanying financial highlights and reconciliation schedules are furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.
     The press release and accompanying financial highlights and reconciliation schedules are being furnished pursuant to this Item 2.02. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 7.01 Regulation FD Disclosure.
     Regency wishes to disclose for Regulation FD purposes its slide presentation, furnished herewith as Exhibit 99.2, to be utilized during a public conference call and webcast the morning of May 15, 2007.
     The slide presentation is being furnished pursuant to this Item 7.01. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions. None.

(d)	Exhibits:
            99.1 Copy of Regency’s press release dated May 15, 2007, publicly announcing its financial results for the quarter ended March 31, 2007.
            99.2 Copy of Regency’s slide presentation to be utilized during the May 15, 2007 public conference call and webcast.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

By:	Regency GP LP, its general partner
By:	Regency GP LLC, its general partner

By:	/s/ Stephen L. Arata

Stephen L. Arata
Executive Vice President
Chief Financial Officer
May 15, 2007

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Copy of Regency’s press release dated May 15, 2007, publicly announcing its financial results for the quarter ended March 31, 2007.

Exhibit 99.2	Copy of Regency’s slide presentation to be utilized during the May 15, 2007 public conference call and webcast.